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[LOGO]


                                                       Lock Box Address:
6201 W. Oakton                                         P. O. Box 95134
Morton Grove, Illinois 60053-2742                      Chicago, IL 60694-5134


September 27, 1996


Lee Thurburn, CEO
Website Management Company, Inc.-D.B.A. Flashnet Communications
1812 N Forest Park Blvd
Fort Worth, TX 76102

TOTAL AMOUNT:$1,095,052.10-THIS INCLUDES PRODUCT & TAX FOR P.O.#062896-A (MODIFIED)


Dear Mr. Thurburn


U. S. Robotics is willing to accept the following schedule of payments for the attached product and amount. The following represents a 36-month payment schedule for the product only:


          PAYMENT SCHEDULE                  AMOUNT
          ----------------                  ------
     1st 12 monthly payments              $19,777.05
     2nd 12 monthly payments              $24,721.28
     3rd 12 monthly payments              $39,801.30


Payments will be due on the 15th of each Month with the first payment due on October 15, 1996. Each payment listed above must be forwarded to the U. S. Robotics Lock Box address shown above, on or before the applicable payment due date.

The above payment schedule includes only product costs. It does not include tax costs which will be billed separately and must be paid separately on Net 30 day terms. The total tax cost for the order comes to $83,456.63.

I have included the Invoice for the total tax cost for $83,456.63 which is due on Net 30 day terms upon receipt.

I HAVE ALSO INCLUDED AN EXPECTED PAYMENT SCHEDULE ON THE NEXT PAGE.

By executing and returning this letter, you indicate your acceptance of this payment schedule.

/s/ [ILLEGIBLE]                  CFO                   12/23/96
----------------------        -----------------        -----------------
Authorized Signature          Title                    Date

Sincerely,

/s/ Randy Perry

Randy Perry
Senior Credit Analyst
U.S. Robotics-Network Systems Division

                         COMBINED EXPECTED PAYMENT SCHEDULE
                              Flashnet Communications

The following COMBINED payment schedule is for P.O.#'s 062896-A(modified), 091996-A and 101896


   Payment Date  P.O.#062896-A(modified)  P.O.#091996-A  P.O.#101896 COMBINED
-----------------------------------------------------------------------------
     15-Nov-96           $19,777.05

     15-Dec-96           $19,777.05          $17,306.18

     15-Jan-97           $19,777.05          $17,306.18

     15-Feb-97           $19,777.05          $17,306.18

     15-Mar-97           $19,777.05          $17,306.18

     15-Apr-97           $19,777.05          $17,306.18

     15-May-97           $19,777.05          $17,306.18

     15-Jun-97           $19,777.05          $17,306.18

     15-Jul-97           $19,777.05          $17,306.18

     15-Aug-97           $19,777.05          $17,306.18

     15-Sep-97           $19,777.05          $17,306.18

     15-Oct-97           $19,777.05          $17,306.18

     15-Nov-97           $24,721.28          $17,306.18

     15-Dec-97           $24,721.28          $21,632.48

     15-Jan-98           $24,721.28          $21,632.48

     15-Feb-98           $24,721.28          $21,632.48

     15-Mar-98           $24,721.28          $21,632.48

     15-Apr-98           $24,721.28          $21,632.48

     15-May-98           $24,721.28          $21,632.48

     15-Jun-98           $24,721.28          $21,632.48

     15-Jul-98           $24,721.28          $21,632.48

     15-Aug-98           $24,721.28          $21,632.48

     15-Sep-98           $24,721.28          $21,632.48

     15-Oct-98           $24,721.28          $21,632.48

     15-Nov-98           $39,801.30          $21,632.48

     15-Dec-98           $39,801.30          $34,828.84

     15-Jan-99           $39,801.30          $34,828.84

     15-Feb-99           $39,801.30          $34,828.84

     15-Mar-99           $39,801.30          $34,828.84

     15-Apr-99           $39,801.30          $34,828.84

     15-May-99           $39,801.30          $34,828.84

     15-Jun-99           $39,801.30          $34,828.84

     15-Jul-99           $39,801.30          $34,828.84

     15-Aug-99           $39,801.30          $34,828.84

     15-Sep-99           $39,801.30          $34,828.84

     15-Oct-99           $39,801.30          $34,828.84

     15-Nov-99                               $34,828.84
-----------------------------------------------------------------------------

     PLEASE SEND PAYMENTS TO THE FOLLOWING ADDRESS:
-----------------------------------------------------------------------------
     U.S. Robotics
-----------------------------------------------------------------------------
     ATTN:  Lockbox#95134
-----------------------------------------------------------------------------
     311 W Monroe St.
-----------------------------------------------------------------------------
     Chicago, IL  60605
-----------------------------------------------------------------------------

                                                US ROBOTICS - SCHEDULE 01

----------------------------------------------------------------------------------------------------------------------------------
Original Value    $822,492.72         Payment                     Varied            Deposit                  $0.00          $0.00
Down payment            $0.00                                                       Date made            00-Jan-00      00-Jan-00
Term                       36         Monthly Use Tax             0.00%
Implied Rate         12.0000%         (tax of $83,456.63 paid at inception)         Purch. Option            $0.00
                                                                                    Notice Due           00-Jan-00
----------------------------------------------------------------------------------------------------------------------------------
                 Lease Pymt.   Interest      Principal     Remaining       Use       Total       Actual                   Balance
Date               Amount      Expense       Reduction     Principal       Tax      Payment      Payment                    Owed
----             ----------    ---------     ---------    -----------    ------   ---------    ----------                 --------
15-Oct-96                                                 $822,492.72
15-Nov-96  X     $19,777.05    $8,382.67     $11,394.38   $811,098.34     $0.00   $19,777.05   $19,777.05                    $0.00
15-Dec-96  X     $19,777.05    $7,999.87     $11,777.18   $799,321.16     $0.00   $19,777.05   $19,777.05                    $0.00
15-Jan-97  X     $19,777.05    $8,146.51     $11,630.54   $787,690.62     $0.00   $19,777.05   $19,777.05                    $0.00
15-Feb-97  X     $19,777.05    $8,027.97     $11,749.08   $775,941.54     $0.00   $19,777.05   $19,777.05                    $0.00
15-Mar-97  X     $19,777.05    $7,142.91     $12,634.14   $763,307.40     $0.00   $19,777.05   $19,777.05   31-Mar-97        $0.00
15-Apr-97  X     $19,777.05    $7,779.46     $11,997.59   $751,309.81     $0.00   $19,777.05                            $19,777.05
15-May-97  X     $19,777.05    $7,410.18     $12,366.87   $738,942.94     $0.00   $19,777.05                                  n/a
15-Jun-97  X     $19,777.05    $7,531.14     $12,245.91   $726,697.03     $0.00   $19,777.05                                  n/a
15-Jul-97  X     $19,777.05    $7,167.42     $12,609.63   $714,087.41     $0.00   $19,777.05                                  n/a
15-Aug-97  X     $19,777.05    $7,277.82     $12,499.23   $701,588.18     $0.00   $19,777.05                                  n/a
15-Sep-97  X     $19,777.05    $7,150.43     $12,626.62   $688,961.56     $0.00   $19,777.05                                  n/a
15-Oct-97  X     $19,777.05    $6,795.24     $12,981.81   $675,979.75     $0.00   $19,777.05                                  n/a
15-Nov-97  X     $24,721.28    $6,889.44     $17,831.84   $658,147.91     $0.00   $24,721.28                                  n/a
15-Dec-97  X     $24,721.28    $6,491.32     $18,229.96   $639,917.95     $0.00   $24,721.28                                  n/a
15-Jan-98  X     $24,721.28    $6,521.90     $18,199.38   $621,718.57     $0.00   $24,721.28                                  n/a
15-Feb-98  X     $24,721.28    $6,336.42     $18,384.86   $603,333.71     $0.00   $24,721.28                                  n/a
15-Mar-98        $24,721.28    $5,553.98     $19,167.30   $584,166.41     $0.00   $24,721.28                                  n/a
15-Apr-98        $24,721.28    $5,953.70     $18,767.58   $565,398.82     $0.00   $24,721.28                                  n/a
15-May-98        $24,721.28    $5,576.54     $19,144.74   $546,254.08     $0.00   $24,721.28                                  n/a
15-Jun-98        $24,721.28    $5,567.30     $19,153.98   $527,100.10     $0.00   $24,721.28                                  n/a
15-Jul-98        $24,721.28    $5,198.80     $19,522.48   $507,577.62     $0.00   $24,721.28                                  n/a
15-Aug-98        $24,721.28    $5,173.12     $19,548.16   $488,029.46     $0.00   $24,721.28                                  n/a
15-Sep-98        $24,721.28    $4,973.89     $19,747.39   $468,282.07     $0.00   $24,721.28                                  n/a
15-Oct-98        $24,721.28    $4,618.67     $20,102.61   $448,179.46     $0.00   $24,721.28                                  n/a
15-Nov-98        $39,801.30    $4,567.75     $35,233.55   $412,945.91     $0.00   $39,801.30                                  n/a
15-Dec-98        $39,801.30    $4,072.89     $35,728.41   $377,217.50     $0.00   $39,801.30                                  n/a


15-Jan-99        $39,801.30    $3,844.52     $35,956.78   $341,260.72     $0.00   $39,801.30                                  n/a
15-Feb-99        $39,801.30    $3,478.05     $36,323.25   $304,937.47     $0.00   $39,801.30                                  n/a
15-Mar-99        $39,801.30    $2,807.10     $36,994.20   $267,943.27     $0.00   $39,801.30                                  n/a
15-Apr-99        $39,801.30    $2,730.82     $37,070.48   $230,872.78     $0.00   $39,801.30                                  n/a
15-May-99        $39,801.30    $2,277.10     $37,524.20   $193,348.59     $0.00   $39,801.30                                  n/a
15-Jun-99        $39,801.30    $1,970.57     $37,830.73   $155,517.85     $0.00   $39,801.30                                  n/a
15-Jul-99        $39,801.30    $1,533.87     $38,267.43   $117,250.43     $0.00   $39,801.30                                  n/a
15-Aug-99        $39,801.30    $1,194.99     $38,606.31    $78,644.12     $0.00   $39,801.30                                  n/a
15-Sep-99        $39,801.30      $801.52     $38,999.78    $39,644.34     $0.00   $39,801.30                                  n/a
15-Oct-99        $39,801.30      $156.96     $39,644.34         $0.00     $0.00   $39,801.30                                  n/a
                 ----------      -------     ----------
              $1,011,595.56  $189,102.84    $822,492.72
